UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2023
Date of Report (Date of earliest event reported)

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6940 Columbia Gateway Dr., Suite 470, Columbia, MD 21046
(Address of principal executive offices and zip code)
(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2023, GSE Systems Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Kyle Loudermilk, the Chief Executive Officer of the Company, with respect to Mr. Loudermilk’s annual salary.

The Letter Agreement (i) reduces Mr. Loudermilk’s annual salary for the period of June 1, 2023 to May 30, 2024 (the “Effective Period”) from $446,250.00 to $46,250.00, and (ii) in lieu thereof, grants Mr. Loudermilk certain restricted stock units (“RSUs”) on a quarterly basis beginning September 30, 2023. The number of RSUs granted shall be determined by dividing the amount of Mr. Loudermilk’s salary reduction ($400,000.00 in the aggregate during the Effective Period) for each such period by the five-day volume weighted average price of the Company’s common stock (calculated to two decimal places) using all trades completed on a trading day as reported by NASDAQ; or, if the Company’s common stock is not then listed on the NASDAQ, by such other exchange on which the Company lists its common stock, immediately preceding the grant date, subject to vesting and all other terms and conditions set forth in the Company’s 1995 Long Term Incentive Plan.

The remainder of Mr. Loudermilk’s terms of employment remain unchanged and are as set forth in his Employment Agreement, dated July 1, 2015 (as amended July 1, 2016, June 12, 2017 and January 11, 2019) (the “Employment Agreement”). Additional compensation owed to Mr. Loudermilk pursuant to the Employment Agreement, such as bonus compensation and any other performance-based RSUs or equity awards, shall continue to be calculated based on Mr. Loudermilk’s prior annual salary of $446,250.00 as contemplated in the Employment Agreement.

A copy of the Letter Agreement is attached to, and incorporated by reference into, this Current Report on Form 8-K as Exhibit 10.1. The foregoing description of the Letter Agreement is intended only as a summary and is qualified in its entirety by reference to the full text of the Letter Agreement.

Item 9.01.  Financial Statements and Exhibits.

10.1	Letter Agreement, dated July 28, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Emmett Pepe
Emmett Pepe
Chief Financial Officer
July 28, 2023